UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 17, 2013 (October 11, 2013)

EFACTOR GROUP CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51569	84-1598154
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

605 Market Street, Suite 600, San Francisco, California 94105

(Address of principal executive offices)

(650) 380-8280

(Registrant’s telephone number, including area code)

Standard Drilling, Inc.

424 Clay Street, San Francisco, California 94111

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   ¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to actions by written consent of the board of directors (the “Board”) and majority stockholders of Standard Drilling, Inc. (the “Company”), dated September 20, 2013, the Board and such stockholders approved the following amendments to the Company’s Articles of Incorporation (the “Articles of Incorporation”), effective upon filing applicable amendment documents (as described below) with the Secretary of State of the State of Nevada:

1.

to change the Company’s name to “EFactor Group Corp.”;

2.

to increase the number of authorized shares of preferred stock from 10,000,000 shares, par value $0.001 to 20,000,000 shares of preferred stock, par value $0.001;

3.

to increase the number of authorized shares of common stock, par value $0.001 (the “Common Stock”), from 100,000,000 shares to 175,000,000 shares of common stock, par value $0.001; and

4.

to effect a reverse stock split of the Common Stock at a ratio of 1-for-40, with the effect that every forty shares of Common Stock outstanding will automatically be converted into one share of Common Stock. Fractional shares resulting from the reverse stock split will be rounded up to the next whole number.

On October 11, 2013, the Company filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada to reflect the name change, the increase in authorized preferred shares and the increase in authorized Common Stock, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Further, on October 15, 2013, the Company filed a Certificate of Change to the Articles of Incorporation with the Secretary of State of the State of Nevada effecting the 1-for-40 reverse stock split of the Common Stock, a copy of which is attached as Exhibit 3.2 and incorporated herein by reference.

In connection with the foregoing, the Company has submitted an application to the Financial Industry Regulatory Authority, Inc. (“FINRA”) to have each of the corporate actions described herein approved by FINRA.  The Company anticipates such approval in the near future.  The Company has also requested FINRA to approve a change in the Company’s stock symbol to reflect the Company’s new name. The Company will announce its new stock symbol upon receipt of FINRA’s approval.

ITEM 9.01

Financial Statements and Exhibits

(d)

Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Articles of Incorporation, filed with the Secretary of State of the State of Nevada on October 11, 2013

3.2	Certificate of Change filed with the Secretary of State of the State of Nevada on October 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2013	EFACTOR GROUP CORP.

/s/ Adriaan Reinders

By: Adriaan Reinders
Title: President